Run with the little guy... create some change. 1 JONES SODA CO. May 2006 Exhibit 99.1

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Forward Looking Statement
Comments today may include forward-looking statements. Please keep in mind that any statements made by the Company during this presentation that look forward in time or include anything other than historical information, involve risks and uncertainties that may affect the Company’s actual results of operations. Those risks and
uncertainties are discussed in more detail in the Company’s periodic reports filed with the Securities and Exchange Commission.

Run with the little guy... create some change. 3 Presenters Peter van Stolk Chairman, CEO, and President

Run with the little guy... create some change. 4 The future for any Brand is to… Create an Emotional connection with its consumers. Jones Brand Creates an Emotional Connection

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Company Overview
•
Premium beverage company --Jones Soda brand launched in 1996
• Five product lines addressing $16.9 billion New Age beverage market and $65.9 billion carbonated soft drink (“CSD”) market
• Premium brand with strong customer loyalty
• Unique marketing strategy generates high awareness with a limited budget
• Nationwide reach through distributors, direct to retail (“DTR”), and licensing agreements
• Strong online web community
• Patented consumer packaged goods customization technology
• #1 growing premium brand in retail grocery
• #1 premium soda in convenience stores
• The average selling price for ONE BOTTLE of Jones Soda at $1.75 is greater than the average selling price of 12 cans of private label

JONES
SODA CO.
GREEN APPLE SODA

JONES
JONES
JONES
JONES

ENERGY
ENERGY
ENERGY

JONES
JONES
JONES
JONES

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Premium Portfolio of Products
Premium Sodas
Jones Naturals
Launched in 2001
Jones Energy
Jones Organics
Jones Cans
Launched in 2002
Sugar Free launched in 2004
Launched in 2004
Exclusive with Target
Launched in 2005
Launched in 1996

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.
www.jonessoda.com

Your photo. Your Jones.

JONES SODA CO.

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Differentiated Sales & Marketing Strategy
• “Customers pay for brands, whereas they buy
products”
• Target 12-24 year olds with grass roots brand imaging
• Pillars of the Jones Brand
– Alternative Accounts
– Athletes – pro and amateur
– RV Program
– Event Sponsorship
– Website
• Total interaction with our consumers and our brand
• Truly understanding our customers
• Customized Branding Technology

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.

JONES SODA CO.

Run with the little guy... create some change. 8 Growth Opportunities Premium CSD Healthy Alternatives Web Strategy Seasonals Licensing Premium Soda Energy

JONES
SODA CO.
GREEN APPLE SODA

Green Apple
Fruit Punch
Lemon Drop
Blue Bubblegum
FuFu Berry
Orange & Cream
M.F. Grape

JONES SODA CO.®

Run with the little guy... create some change. 9 Premium Sodas • Premium Sodas have been sold in the North American marketplace for over 150 years • Stable category for growth Jones Premium Sodas

JONES
SODA CO.
GREEN APPLE SODA

Green Apple
Fruit Punch
Lemon Drop
Blue Bubblegum
Fufu Berry
Orange & Cream
M.F. Grape

JONES SODA CO.

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Jones Soda Product Offering:
Current Flavors:
- Cream Soda - Tangerine
- Root Beer - Blue Bubblegum
- Orange & Cream - Lemon Drop
- Cherry - Crushed Melon
- Strawberry Lime - Berry Lemonade
- MF Grape - Fruit Punch
- Vanilla Cola - Fufu Berry
- Watermelon Soda - Blueberry
- Green Apple - Twisted Lime
Sugar-Free Jones:
- Sugar-Free Black Cherry
- Sugar-Free Cream Soda
- Sugar-Free Root Beer
- Sugar-Free Ginger Ale
- Sugar-Free Pink Grapefruit
- Sugar-Free Cream Soda
- Sugar-Free Green Apple
Premium Soda Portfolio

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Premium Soda Market Size
• Until recently Jones competed in a narrow niche of the $16.9 billion
New Age Beverage market
$16.9 Billion New Age Beverage Market
RTD Tea
16%
Sports Drinks
18%
Premium Soda
3%
Sparkling Water
6%
Other
1%
RTD Coffee
1%
Single-Serve
Fruit Beverages
20%
PET Water
35%

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• Approximately 280 active distributors across North America
– 40 States in the U.S.
– National brands typically have 600-700 distributors
• 8 provinces in Canada, including BC, AB, MB, ON, QC, NB, NF, SK
Core Jones DSD markets
Markets with limited DSD coverage
No coverage
DSD Distribution Network

JONES
SODA CO.
GREEN APPLE SODA

Starbucks Coffee | Panera Bread | BARNES & NOBLE

zumiez

TARGET | COSTCO | SAFEWAY | Cost Plus World Market | Albertsons | 7-Eleven | Kroger

Whole Foods Market | WILD OATS NATURAL MARKETPLACE

JONES SODA CO.

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High Profile, Premier Customer Base
• Jones has national distribution and superior relationships in the fastest growing trade channels
– High profile partnerships provide significant opportunities
– Jones has DTR distribution with Starbucks, Panera and Barnes & Noble (currently over 8,000 retail accounts)
Premium Foodservice
Alternative
Retail, Club, Mass
Natural (Regionally)

JONES SODA CO.
GREEN APPLE SODA

JONES SODA CO.

JONES SODA CO.

Run with the little guy... create some change. 14 Growth Opportunities Premium CSD Healthy Alternatives Web Strategy Seasonals Licensing Premium Soda Energy

JONES
SODA CO.
GREEN APPLE SODA

Heineken
HEINEKEN LAGER BEER
Heineken
PREMIUM QUALITY

TRADE MARK
Heineken

JONES SODA CO.

Run with the little guy... create some change. 15 Premium Bottle = Premium Can

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.
GREEN APPLE SODA
12 FL OZ (355mL)

JONES SODA CO.

Run with the little guy... create some change. 16 Jones Premium CSD Offering

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CSD Market
$66
New Age Beverages
$16.9 billion
(1)
Entire New Age and CSD Market
$82.8 Billion
•
Jones Soda’s current market is only a slice of the entire $82.8 Billion New-Age and
CSD Market
• Until recently, Jones competed in a narrow niche of the premium beverage market
• Entry into the CSD market gives Jones access to a significantly larger opportunity
CSD Market Opportunity
(1) Beverage World magazine annual beverage market survey for calendar year 2005, based on full year 2004 data.
RTD Tea
16%
Sports Drinks
18%
Premium Soda
3%
Sparkling Water
6%
Other
1%
RTD Coffee
1%
Single-Serve
Fruit Beverages
20%
PET Water
35%

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•
Launch new “Jones Premium CSD”
format
• CSD represents a $65.9 billion industry
– Category has significant influence on consumer traffic and grocery sales
$4.1
$9.9
$20.4
$21.6
$42.6
$58.8
$3.0
$65.9
RTD Tea
Sports Drinks
Bottled Water
Juices
Wine
Spirits
Beer
Soft Drinks
BEVERAGE CATEGORY MARKET SIZE
(1)
($ in billions)
CSD Market Opportunity
(1) Based on 2005 data.

TARGET

JONES
SODA CO.
GREEN APPLE SODA

SUGAR-FREE
JONES SODA CO.
BLACK CHERRY SODA
JONES SODA CO.
GREEN APPLE SODA
JONES SODA CO.
ROOT BEER
JONES SODA CO.
BLUE BUBBLE GUM SODA
JONES SODA CO.
STRAWBERRY LIME SODA
JONES SODA CO.
CREAM SODA
JONES SODA CO.
TWISTED LIME SODA

JONES SODA CO.

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• In order to prove the brand’s ability to enter the CSD category, Jones entered into a two-year test with Target beginning July 2004 (Ending in July 2006)
• Target has offered to extend the contract with increased volume commitments
• All 1,400 Target Stores launch with:
– 9 Flavors of Jones Soda cans in 12-packs
– 5 Flavors of Jones Soda bottles
– 3 Flavors of Jones Energy in 4-packs
The Target Test

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Target CSD Program
Target vs. Industry Growth
(1)
1.6%
13.1%
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
Industry Growth Target Growth
(1) Based on Target data for 52 weeks ending July 2005.
• Jones Soda was an incremental CSD product for Target that helped the Company grow its CSD business
• Jones CSD is only sold in Target’s 1,400 Stores
– Target is 2% of the All-Commodity Volume (“ACV”)
• Jones’ proven CSD business can expand to larger volume retailers
• Opportunity equals 100% of the total ACV

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.

JONES SODA CO.

Run with the little guy... create some change. 21 Growth Opportunities Premium CSD Healthy Alternatives Web Strategy Seasonals Licensing Premium Soda Energy

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ENERGY…
• Significant opportunity to grow energy product
• Differentiated brand positioning
• $1.8 billion market size
(1)
• 700% Category Growth between 2000 and 2005
(2)
Energy Strategy / Opportunity
Energy Market Size
(1)
(1) Source: ACNielsen for 52 weeks ending April.
(2) Source: Food Navigator Research.
$1,156
$1,794
$600
$1,000
$1,400
$1,800
$2,200
2004 2005
55.2% Growth
($ in millions)

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.

JONES SODA CO.

Run with the little guy... create some change. 23 Growth Opportunities Premium CSD Healthy Alternatives Web Strategy Seasonals Licensing Premium Soda Energy

JONES
organics
Red Tea · Peach

JONES®
organics

JONES
SODA CO.®

Run with the little guy... create some change. 24 New From Jones Soda Co. Organics for Everyone… Jones Organics

JONES
organics
Green Tea · Berry

SAFEWAY

WHOLE FOODS MARKET

JONES SODA CO.

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Organic Focus for 2006
• Jones Soda created and soft launched Jones Organics in early 2005
• Jones Organics successfully targets the organics component of the $3.0 billion
Ready to Drink market
• The goal was to secure limited high profile customers, realizing that we were entering new channels and new demographics
• Jones Organics has been tested in New York City
– The results provide us with the confidence to focus more on Jones Organics in 2006
• Currently distributed in Whole Foods and Safeway

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.

JONES SODA CO.

Run with the little guy... create some change. 26 Growth Opportunities Premium CSD Healthy Alternatives Web Strategy Seasonals Licensing Premium Soda Energy

JONES SODA CO.
GREEN APPLE SODA

Jones Community

MAT HOFFMAN

BUCKY LASEK

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• Web community reinforces brand
– www.myjones.com
– www.jonessodastore.com
•
Community creates stickiness and “cult-following”-and is on trend with customer base
• Patented on-line customization and branding system enhances value and uniqueness of
Jones
Innovative and Interactive Web Community

Your photo. Your Jones.

JONES
Designing your personalized Jones Soda

JONES

JONES
Customizing your myJones Details
JONES

JONES
Customizing your myJones Details
JONES

JONES
Pay for your order

JONES SODA CO.®

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www.myjones.com – Mass Customization
• Jones Soda is the first consumer branded company that offers mass customization from one bottle to one million, and we own the patent
• Get personalized Jones Soda delivered to your door

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• Creating an emotional connection does not stop at the consumer
• Retailers are looking to differentiate themselves from their competitors and in doing so are willing to pay higher prices to be different
• Every picture on every bottle at Panera comes from an employee
• Starbucks is implementing a barista submitted photo program
Mass Customization - Retailers

JONES
SODA CO.
GREEN APPLE SODA

MYJONES INDEPENDENT MUSIC
LOGIN

Speak Your Mind

MYJONESMUSIC

JONES SODA CO.®

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Web Strategy:
• Utilize the legitimate connection that the brand has with Photos and Music and create a social network site with similar DNA to www.myspace.com
– In 2004, Jones launched its first independent music site that allows bands, listeners and consumers to download music
Customization:
• Opportunity to License our technology and take full advantage of our Patent on “customizing consumer brands over the internet”
www.myjonesmusic.com

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.

JONES SODA CO.

Run with the little guy... create some change. 31 Growth Opportunities Premium CSD Healthy Alternatives Web Strategy Seasonals Licensing Premium Soda Energy

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.
TURKEY & GRAVY SODA

JONES SODA CO.

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• Our company strategy is to enhance the emotional connection our brand has with consumers
– associations with holidays is critical to our strategy
• From Thanksgiving to Halloween to Valentine’s Day, utilize competitive advantages to create unique selling opportunities in seasonal flex space
Seasonal Holiday Packages

JONES
SODA CO.
GREEN APPLE SODA

JONES SODA CO.
CANDY CORN
STRAWBERRY S'LIME
BERRY LEMONADE
CARAMEL APPLE
LIMITED EDITION

JONES SODA CO.

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Halloween 2005
• Jones Halloween cans have performed better than expected
– Jones Halloween can sales in Target exceeded the sales of similar sized products offered by Pepsi and Cadbury Schweppes (two of the top three national brands)
– During a three week-period, over 100,000 cases (600,000 selling units) were sold in Target stores
Strawberry Slime Candy Corn Caramel Apple Scary Berry

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.
JONES
SODA CO.

JONES SODA CO.

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Valentine Pack 2006
•
For Valentines Day, Jones Soda tested “Love Packs”-on a limited production basis
• Unlike other promotional seasonal flavors used solely as a marketing tool, like Turkey and Gravy, the “Love Packs”-were successfully formulated to offer a great taste

JONES
SODA CO.
GREEN APPLE SODA

JONES
SODA CO.

JONES SODA CO.

Run with the little guy... create some change. 35 Growth Opportunities Premium CSD Healthy Alternatives Web Strategy Seasonals Licensing Premium Soda Energy

JONES
SODA CO.
GREEN APPLE SODA

Kroger
JONES SODA CO.
FROZEN SODA POPS
12 FROSTY SODA-POPS

JONES SODA CO.
GREEN APPLE
SPF 15
FLAVORED LIP BALM

Jones Power Wing
JONES SODA CO.
17.5"
11.25"
4.0"
NEW!

Run with the little guy... create some change. 36 Licensing Programs Frozen Soda Pops Lip Balm Big Sky Hard Candy

JONES
SODA CO.
GREEN APPLE SODA

JONES SODA CO.
ORIGINAL
HHR
Plexus Systems
Katzkin
KICKER
RIDE
CHEVY DRIVES THE MOTOR CITY

JONES
SODA CO.

Run with the little guy... create some change. 37 Licensing Programs - Chevy

JONES
SODA CO.
GREEN APPLE SODA

Addressable Market

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Growth Opportunities – Summary
$0.5 billion
$3.9 billion
$74.6 billion
• Premium Soda
• Premium Soda
• Jones Naturals
• Premium Soda
• Jones Naturals
• Jones Energy
• Jones Organics
• Premium Canned Soda
• Continued diversification of product offering building upon premium soda
• Current product offering positions Jones to capitalize on a $74.6 billion addressable market
Time

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Management and Board of Directors
Management and Board of Directors
Bauer Nike Hockey
Name Position Experience Age
Peter M. van Stolk Founder, Chairman, President and CEO Founder 42
Hassan N. Natha CFO Accenture / 46
Lars P. Nilsen Executive Vice President of Sales Coca Cola - Europe 44
Scott Bedbury Director Nike / Starbucks 48
Michael M. Fleming Director Lane Powell Spears Lubersky LLP 57
Jack Gallagher Director Optiva Corporation – Sonicare 57
Matthew Kellogg Director Kingfisher Capital, LLC 40
Stephen C. Jones Director Coca Cola 50
Al Rossow Director Samuel Adams / Kendal Jackson 73

Run with the little guy... create some change. 40 ($ in millions) Annual Revenue Growth Annual Revenue Growth $20.1 $27.5 $33.5 $5 $10 $15 $20 $25 $30 $35 $40 $45 2003 2004 2005 29.1% CAGR

Run with the little guy... create some change. 41 $6.9 $8.8 $5 $6 $7 $8 $9 $10 2005 2006 27.4% CAGR Quarterly Revenue – March 31 First Quarter March 31, ($ in millions)

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Quarterly EPS – March 31
First Quarter March 31,
(1)
$0.00
$0.02
$0.00
$0.01
$0.02
$0.03
$0.04
$0.05
2005 2006
(1) Excludes stock related compensation.

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Consolidated Balance Sheet
Balance Sheet
December 31, March 31,
($ in millions) 2005 2006
Assets
Cash and cash equivalents $1.2 $2.8
Accounts receivable 3.7 4.6
Inventory 4.7 3.9
Prepaid expenses 0.1 0.2
Total current assets 9.7 11.5
Capital assets 0.7 0.6
Intangible assets 0.1 0.1
Total Assets 10.5 12.2
Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities 3.9 4.7
Current portion of capital lease obligations 0.1 0.1
Current portion of deferred revenue 0.1 0.0
Total current liabilities 4.1 4.8
Capital lease obligations 0.1 0.1
Total Liabilities 4.1 4.9
Common stock 12.5 13.1
Addition paid in capital 0.8 1.2
Accumulated other comprehensive income 0.1 0.1
Deficit (7.0) (7.0)
Total shareholders' equity 6.3 7.4
Total Liabilities and Shareholders' Equity 10.5 12.2

JONES
SODA CO.
GREEN APPLE SODA

→

JONES SODA CO.

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Highlights
• Five product lines addressing $16.9 billion New Age beverage market and $65.9 billion CSD market
• Current Direct to Store Distribution (“DSD”) covers less than 40% of the market significant expansion opportunity for all product lines
•
Premium soda distribution agreements with leading retailers —-sold at all US Starbucks, Panera and Barnes & Noble locations
• Further penetration into the $65.9 billion CSD market provides an exceptional top and bottom line growth opportunity
– Jones Soda's CSD line provides retailers with a high margin alternative and compelling reason to display Jones Soda
• Proven ability to create proprietary packaging products for major
retailers    (e.g. energy, organics and juice boxes)
• Premium brand with focused marketing strategy has led to strong customer loyalty
• Strong balance sheet; no debt